LINCOLN VARIABLE INSURANCE PRODUCTS TRUST LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Supplement Dated August 22, 2019 to the Summary Prospectus dated May 1, 2019

This Supplement updates certain information in the Summary Prospectus for the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Effective immediately, the following replaces the information related to Milliman under Portfolio Managers on page 6:

Milliman Portfolio Managers	Company Title	Experience with Fund
Anthony Nese, FRM	Portfolio Manager	Since March 2019
Jeff Greco	Portfolio Manager	Since May 2016
Adam Schenck, CFA	Director of Portfolio Management	Since May 2016

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE